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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22359

Papp Investment Trust
(Exact name of registrant as specified in charter)

2201 E. Camelback Road, Suite 227B Phoenix, Arizona	85016
(Address of principal executive offices)	(Zip code)

Paul F. Leone

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(602) 956-0980

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

Papp Investment Trust

Papp Small & Mid-Cap Growth Fund

Semi-Annual Report

May 31, 2022

(Unaudited)

Investment Adviser
L. Roy Papp & Associates, LLP
Phoenix, AZ

PAPP SMALL & MID-CAP GROWTH FUND
LETTER TO SHAREHOLDERS (Unaudited)	June 30, 2022

As we were preparing this letter, we looked at the May 31, 2021, edition. The next three paragraphs below are the first three paragraphs of last year’s letter. Our observations a year ago could not have been more accurate. Virtually all issues predicted have occurred and this is of course the cause of the week and volatile market this year.

Reprinted from our May 31, 2021, Semi-Annual letter:

We are writing to report the performance results for the Papp Small & Mid-Cap Growth Fund, (the “Fund”) for the six months ended May 31, 2021. Market conditions remain incredibly strong based in large part on unprecedented monetary and fiscal stimulus. Obviously, we are happy to see strong investment results, but as we will touch on later, we don’t believe that either the fiscal or monetary policy is sustainable for very long. The stimulus has created inflation in goods and services that we all purchase day to day. In addition, the stimulus has inflated asset valuations for stocks, bonds, real estate, commodities, and most investments. The Federal Reserve and Treasury Secretary Yellen are consistently telling us that they believe the inflation is largely temporary and only looks high compared to where prices were a little over a year ago at the onset of the pandemic. We believe that some of the inflation is transitory, but that a significant amount will be much longer lasting and in fact, is in large part due to excessive stimulus.

Specifically, we believe inflation is starting to percolate into wages and other employment costs. Once inflation gets into wages, we expect that it will be very hard for employers to subsequently reduce those wages in the future. This is a big deal for the financial markets because interest rates are normally whatever inflation is running plus 1% or 2%. Many levels of inflation show headline numbers of 4%, 5%, or 6% today. Stripping out the year over year base effect, it seems likely that inflation is currently running 2.5% - 3%. If we add even 1% on top of 2.5%, that would imply interest rates of 3.5% during normal times. The Federal Reserve and the Treasury have acted in tandem to repress interest rates, so the 10-year Treasury is currently 1.44% as we write this note. We think the rate should be 3.44% or perhaps 4.44%.

While we don’t think rates will go to 3.5% immediately, we are concerned that if the markets come to believe more of the inflation will be longer lasting, interest rates could rise 1% or more in the next 12 months. We are also concerned about excessive increases in tax rates ranging from individuals to corporations to estates being proposed by the current administration and even more dramatic proposals coming from the progressive left. All of these proposals have the potential to upset financial markets and we are watching developments carefully. If we do have a shock from dramatically higher tax rates and/or much higher interest rates, we could see market declines that might persist for six months or a year. We think a prolonged, severe decline is unlikely given the fundamental health of the U.S. economy. For the market in general, we are comfortable to maintain our current holdings. If the Fund were invested in Bitcoin, special purpose acquisition corporations, Chinese IPOs, meme stocks, pre-revenue companies, or other unprofitable or unproven businesses or other areas of the market that we believe are massively over-priced we would be reducing or eliminating positions. We believe our approach to focusing on high quality investments is superior over the long-term for multiple reasons and one of them is limiting exposure to the riskiest areas of the market during periods of volatility.

Moving on to current economic and market conditions, the financial markets experienced their weakest first half of a year since 1970. The market is very concerned with inflation, which is clearly out of control, and the fact that the Federal Reserve has done too little too late and is way behind the financial markets and the real economy. The Federal Reserve has now raised rates 3 times by 0.25%, 0.50% and 0.75% for a total of 1.5% in increases this year. Their next meeting is in July followed by one in September. Markets are anticipating a 0.75% increase in July and 0.50% increase in September. If the Federal Reserve does end up making these increases, that will get the Fed Funds rate to 2.75% by September. That would put the prime rate at 6% which is approximately where the 30-year mortgage is at this time. Certainly, the higher interest rates will cause economic growth to slow somewhat in the United States. The impact will be most heavily felt in industries sensitive to interest rates such as home building, automobile sales and other “big ticket” items where customers normally obtain a loan in order to purchase these products. The marketplace is currently concerned that the higher interest rates along with further interest rates increases later this year and into 2023 will trigger a recession here in the United States. The theory is that unemployment will shoot up and corporate profits will decline significantly. We think that some interest rates sensitive sectors may experience difficulties, but the broader US economy is likely to continue to see at least moderate growth. We don’t expect a recession this year or next and therefore we don’t expect earnings to decline for most of the companies within the Fund. In our view it is very difficult to have a recession when you start with a 3.6% unemployment rate and 11.4 million jobs open that have gone unfilled. We also expect that the Federal Reserve will be cautious about future interest rate increases. We suspect that given the current makeup of the Federal Reserve board this group is more likely to tolerate inflation running 3% - 5% range than risk pushing the US economy into recession.

For the 6 months ended May 31, 2022, the Fund produced a total return of -17.91% as compared to the Standard & Poor’s Mid-Cap 400 Growth Index which produced a return of -13.17%. On a relative basis, we trailed our benchmark over the 6-month period due to market conditions that very strongly favored value stocks over growth stocks. Over this time period the Standard & Poor’s 500 Value Index was up 3.34% while the S&P 500 Growth Index was down 19.13%. This dramatic out performance by value stocks was also in effect for the small & mid-cap space and was a headwind to relative performance because as we have discussed in prior letters, the Fund’s benchmark leans more towards value sectors and stocks than the Fund.

The Fund’s net asset value on May 31, 2022, was $26.27 down from $33.82 on November 30, 2021. In comparing the two net asset values, it is necessary to adjust for the dividend paid on December 30, 2021, of $1.927. The Fund had net assets of approximately $37.7 million on May 31, 2022. The Fund was 96.4% invested in equities which were spread among 26 holdings in the portfolio.

The Fund’s sector weightings were unhelpful to relative performance over the past 6 months. The Fund is overweight in technology, consumer staples, health care, and industrials. Among the worst performing sectors in the index were health care and industrials. The Fund is underweighted in energy and financials which were two of the strongest performing sectors over the past 6 months. The Fund’s security selection provided favorable results among consumer discretionary and industrial holdings but lagged in materials and financials. Our strong quality focus did not help relative performance compared to the benchmark as value so strongly outperformed growth over this time period. Turning to individual companies, we benefited from our holding in Bottomline Technologies (de), Inc. which was acquired by a private equity firm in an all-cash deal. Bottomline was up 27%. Valmont Industries, Inc. performed well, up 8% raising guidance based on strong demand for infrastructure and irrigation products. Spice company McCormick & Company, Inc. was up 9% with good earnings and solid organic growth. Technology and software companies were particularly weak during the quarter, and this impacted Pegasystems, Inc. which was down 57%. They were also impacted by a lawsuit related to an intellectual property matter which the company is appealing, and we are hopeful that they will see some relief. Finally, mutual fund management company T. Rowe Price Group, Inc. was down 36% due to market declines as well as relative weakness in growth strategies since that is their main investment focus.

Subsequent to May 31, 2022, the markets have continued to be very weak. During the month of June, the Fund declined 5.86% versus our benchmark which was down 9.99%. While we don’t like to see difficult market conditions, we are encouraged that during June our stocks declined less than its benchmark by over 4%.

Looking forward, we expect higher interest rates and continued inflation. As mentioned above we do not expect a recession this year or next. After reviewing all of the individual companies in the portfolio we remain convinced that their fundamental prospects are good and their long-term growth potential is excellent. Even though we don’t expect a recession, if we have one it’s likely to be mild and short. The companies in the portfolio have strong balance sheets and cash positions which should serve them well if we do happen to experience a recession. Small & Mid-Cap stocks have performed particularly poorly over the past 6 months and accordingly we believe that current market conditions represent a good opportunity for further investment in small & mid-cap companies at this time.

All of us will be happy to answer any questions you might have about the Fund. We invite you to call any of us at 1-800-421-0131.

Warmest Regards,

Rosellen C. Papp, CFA,	Brian Riordan, CFA,
Co-Portfolio Manager,	Co-Portfolio Manager,
June 30, 2022	June 30, 2022

Harry Papp, CFA,	Greg Smith, CFA,
President,	Assistant Portfolio Manager,
June 30, 2022	June 30, 2022

PAPP SMALL & MID-CAP GROWTH FUND
PORTFOLIO INFORMATION
May 31, 2022 (Unaudited)

Sector Diversification vs. the S&P MidCap 400® Growth Index (% of Net Assets)

Top 10 Equity Holdings

% of
Security Description	Net Assets
Mettler-Toledo International, Inc.	6.4%
Expeditors International of Washington, Inc.	6.4%
O’Reilly Automotive, Inc.	5.9%
AMETEK, Inc.	5.8%
IDEX Corporation	5.6%
FactSet Research Systems, Inc.	5.2%
ANSYS, Inc.	4.7%
Trimble, Inc.	4.6%
Ecolab, Inc.	4.4%
McCormick & Co., Inc.	4.3%

PAPP SMALL & MID-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
May 31, 2022 (Unaudited)
COMMON STOCKS — 94.0%	Shares	Value
Consumer Discretionary — 9.6%
Home & Office Products — 1.9%
Scotts Miracle-Gro Company (The)	7,600	$719,112

Leisure Products — 1.8%
YETI Holdings, Inc. (a)	14,900	681,675

Retail - Discretionary — 5.9%
O’Reilly Automotive, Inc. (a)	3,500	2,230,095

Consumer Staples — 9.7%
Food — 4.3%
McCormick & Company, Inc.	17,400	1,613,328

Household Products — 5.4%
Church & Dwight Company, Inc.	17,000	1,531,020
Clorox Company (The)	3,500	508,760
		2,039,780
Financials — 9.0%
Asset Management — 3.8%
T. Rowe Price Group, Inc.	11,200	1,423,408

Institutional Financial Services — 5.2%
FactSet Research Systems, Inc.	5,100	1,947,078

Health Care — 14.7%
Health Care Facilities & Services — 2.7%
ICON plc (a)	4,537	1,015,335

Medical Equipment & Devices — 12.0%
Mettler-Toledo International, Inc. (a)	1,885	2,424,336
ResMed, Inc.	5,300	1,078,338
Teleflex, Inc.	3,600	1,035,864
		4,538,538

PAPP SMALL & MID-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 94.0% (Continued)	Shares	Value
Industrials — 23.6%
Electrical Equipment — 5.8%
AMETEK, Inc.	17,900	$2,174,313

Industrial Intermediate Products — 4.1%
RBC Bearings, Inc. (a)	8,350	1,556,357

Machinery — 7.3%
IDEX Corporation	11,000	2,107,050
Valmont Industries, Inc.	2,500	641,875
		2,748,925
Transportation & Logistics — 6.4%
Expeditors International of Washington, Inc.	22,100	2,405,364

Materials — 4.4%
Chemicals — 4.4%
Ecolab, Inc.	10,000	1,639,100

Technology — 23.0%
Semiconductors — 5.0%
NXP Semiconductors N.V.	4,400	834,944
Silicon Laboratories, Inc. (a)	7,100	1,059,036
		1,893,980
Software — 9.2%
ANSYS, Inc. (a)	6,820	1,775,655
Informatica, Inc. - Class A (a)	40,600	828,240
Pegasystems, Inc.	17,130	848,620
		3,452,515
Technology Hardware — 4.6%
Trimble, Inc. (a)	25,500	1,735,275

Technology Services — 4.2%
CoStar Group, Inc. (a)	26,250	1,599,675

Total Common Stocks (Cost $13,602,597)		$35,413,853

PAPP SMALL & MID-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
EXCHANGE-TRADED FUNDS — 2.4%	Shares	Value
Health Care — 2.4%
Biotech & Pharma — 2.4%
SPDR® S&P® Biotech ETF (a) (Cost $827,662)	13,300	$914,774

MONEY MARKET FUNDS — 3.5%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.60% (b) (Cost $1,300,323)	1,300,323	$1,300,323

Total Investments at Value — 99.9% (Cost $15,730,582)		$37,628,950

Other Assets in Excess of Liabilities — 0.1%		37,753

Net Assets — 100.0%		$37,666,703

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of May 31, 2022.

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
May 31, 2022 (Unaudited)
ASSETS
Investments in securities:
At cost	$15,730,582
At value (Note 2)	$37,628,950
Dividends receivable	32,814
Other assets	36,340
TOTAL ASSETS	37,698,104

LIABILITIES
Payable to Adviser (Note 4)	6,491
Payable to administrator (Note 4)	7,340
Other accrued expenses	17,570
TOTAL LIABILITIES	31,401

NET ASSETS	$37,666,703

NET ASSETS CONSIST OF:
Paid-in capital	$15,796,958
Accumulated earnings	21,869,745
NET ASSETS	$37,666,703

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,433,692

Net asset value, offering price and redemption price per share (Note 2)	$26.27

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
STATEMENT OF OPERATIONS
For the Six Months Ended May 31, 2022 (Unaudited)
INVESTMENT INCOME
Dividend income (Net of foreign tax of $929)	$135,871

EXPENSES
Investment advisory fees	209,200
Legal fees	37,757
Administration fees (Note 4)	21,007
Registration and filing fees	18,835
Fund accounting fees (Note 4)	17,998
Audit and tax services fees	7,600
Transfer agent fees (Note 4)	7,500
Trustees’ fees (Note 4)	6,800
Insurance expense	6,265
Printing of shareholder reports	5,292
Custody and bank service fees	5,054
Postage and supplies	3,805
Other fees	3,611
TOTAL EXPENSES	350,724
Less fee reductions by the Adviser (Note 4)	(89,225)
NET EXPENSES	261,499

NET INVESTMENT LOSS	(125,628)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investment transactions	346,941
Net change in unrealized appreciation (depreciation) on investments	(8,370,676)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(8,023,735)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(8,149,363)

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Six Months
	Ended
	May 31,	Year Ended
	2022	November 30,
	(Unaudited)	2021
FROM OPERATIONS
Net investment loss	$(125,628)	$(260,441)
Net realized gains from investment transactions	346,941	2,643,815
Net change in unrealized appreciation (depreciation) on investments	(8,370,676)	3,016,052
Net increase (decrease) in net assets from operations	(8,149,363)	5,399,426

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(2,643,844)	(956,968)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	564,091	597,989
Net asset value of shares issued in reinvestment of distributions to shareholders	2,191,637	900,949
Payments for shares redeemed	(709,523)	(2,552,600)
Net increase (decrease) in net assets from capital share transactions	2,046,205	(1,053,662)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,747,002)	3,388,796

NET ASSETS
Beginning of period	46,413,705	43,024,909
End of period	$37,666,703	$46,413,705

CAPITAL SHARE ACTIVITY
Shares sold	18,960	17,623
Shares reinvested	64,612	29,016
Shares redeemed	(22,130)	(76,865)
Net increase (decrease) in shares outstanding	61,442	(30,226)
Shares outstanding at beginning of period	1,372,250	1,402,476
Shares outstanding at end of period	1,433,692	1,372,250

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period:
	Six Months
	Ended		Year	Year	Year	Year	Year
	May 31,		Ended	Ended	Ended	Ended	Ended
	2022		Nov. 30,	Nov. 30,	Nov. 30,	Nov. 30,	Nov. 30,
	(Unaudited)		2021	2020	2019	2018	2017
Net asset value at beginning of period	$33.82		$30.68	$25.65	$22.47	$22.37	$17.73

Income (loss) from investment operations:
Net investment loss (a)	(0.08)		(0.19)	(0.12)	(0.11)	(0.10)	(0.09)
Net realized and unrealized gains (losses) on investments	(5.54)		4.01	5.91	3.88	1.93	4.73
Total from investment operations	(5.62)		3.82	5.79	3.77	1.83	4.64

Less distributions from:
Net realized gains from investment transactions	(1.93)		(0.68)	(0.76)	(0.59)	(1.73)	—

Net asset value at end of period	$26.27		$33.82	$30.68	$25.65	$22.47	$22.37

Total return (b)	(17.91	%) (c)	12.66%	23.17%	17.61%	8.81%	26.17%

Net assets at end of period (000’s)	$37,667		$46,414	$43,025	$38,840	$32,935	$30,883

Ratios/supplementary data:
Ratio of total expenses to average net assets (d)	1.68	% (e)	1.56%	1.65%	1.66%	1.61%	1.73%

Ratio of net expenses to average net assets (d)(f)	1.25	% (e)	1.25%	1.25%	1.25%	1.25%	1.25%

Ratio of net investment loss to average net assets (a)(f)	(0.60	%) (e)	(0.57%)	(0.40%)	(0.47%)	(0.46%)	(0.47%)

Portfolio turnover rate	3	% (c)	5%	3%	8%	5%	19%

(a)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. Had the Adviser not reduced its fees, total returns would have been lower.

(c)	Not annualized.

(d)	The ratios of expenses to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Ratio was determined after fee reductions and expense reimbursements by the Adviser (Note 4).

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
May 31, 2022 (Unaudited)

1. Organization

Papp Small & Mid-Cap Growth Fund (the “Fund”) is a diversified series of Papp Investment Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated November 12, 2009.

The investment objective of the Fund is long-term capital growth.

2. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – The Fund’s portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities, including common stocks and exchange-traded funds (“ETFs”), listed on the NYSE or other exchanges are valued on the basis of their last sale price on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. NASDAQ listed securities are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in the over-the-counter market are valued at the last reported sale price, if available, otherwise at the most recently quoted bid price. To the extent the Fund is invested in money market funds and other open-end investment companies, except for ETFs, that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s net asset value per share (“NAV”) is calculated based upon the NAVs reported by such registered open-end companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities and other assets are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Factors for determining when portfolio investments are subject to fair value determination include, but are not limited to, the following: the spread between bid and asked prices is substantial; infrequency of sales; thinness of market;

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Fund’s investments and the inputs used to value the investments as of May 31, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks	$35,413,853	$—	$—	$35,413,853
Exchange-Traded Funds	914,774	—	—	914,774
Money Market Funds	1,300,323	—	—	1,300,323
Total	$37,628,950	$—	$—	$37,628,950

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. The Fund did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the six months ended May 31, 2022.

Share valuation – The NAV of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Distributions to shareholders – Distributions arising from net investment income and net realized capital gains, if any, are paid to shareholders at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. For the periods ended May 31, 2022 and November 30, 2021, the tax character of all distributions paid to shareholders was long-term capital gains.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes its net investment income and any net realized capital gains in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts from prior years.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of November 30, 2021:

Tax cost of portfolio investments	$16,151,599
Gross unrealized appreciation	$30,641,042
Gross unrealized depreciation	(371,998)
Net unrealized appreciation	30,269,044
Undistributed long-term capital gains	2,643,782
Accumulated capital and other losses	(249,874)
Accumulated earnings	$32,662,952

Qualified late year ordinary losses incurred after December 31, 2020 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended November 30, 2021, the Fund deferred $249,874 of late year ordinary losses to December 1, 2021 for federal income tax purposes.

The federal tax cost, unrealized appreciation (depreciation) as of May 31, 2022 is as follows:

Tax cost of portfolio investments	$15,730,582
Gross unrealized appreciation	$22,246,303
Gross unrealized depreciation	(347,935)
Net unrealized appreciation	21,898,368

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions taken on federal income tax returns for the current and all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the six months ended May 31, 2022, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $1,311,603 and $1,065,097, respectively.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Transactions with Affiliates

Certain Trustees and officers of the Trust are directors and officers of L. Roy Papp & Associates, LLP (the “Adviser”) or of Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter. These Trustees and officers are not compensated by the Fund for their services as Trustees and officers of the Trust.

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. For its services, the Fund pays the Adviser an advisory fee, computed daily and paid monthly, at the annual rate of 1.00% of its average daily net assets.

The Adviser has contractually agreed to reduce its advisory fees and to reimburse the Fund’s operating expenses to the extent necessary so that the Fund’s annual ordinary operating expenses (excluding brokerage costs, taxes, interest, costs to organize the Fund, acquired fund fees and expenses and extraordinary expenses, if any) do not exceed an amount equal to 1.25% of its average daily net assets. This Expense Limitation Agreement (“ELA”) remains in effect until at least April 1, 2023. Accordingly, the Adviser reduced its advisory fees by $89,225 during the six months ended May 31, 2022.

Under the terms of the ELA, advisory fee reductions by the Adviser are subject to repayment by the Fund for a period of three years after the date of which such fees and expenses were incurred or reduced, provided that the repayments do not cause total annual fund operating expenses (exclusive of such reductions) to exceed the lesser of (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of May 31, 2022, the Adviser may in the future recover fee reductions and expense reimbursements totaling $456,999. The Adviser may recover a portion of this amount no later than the dates as stated below:

November 30, 2022	$70,396
November 30, 2023	153,235
November 30, 2024	144,143
May 31, 2025	89,225
$456,999

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

OTHER SERVICE PROVIDERS

Ultimus provides administration, fund accounting and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including but not limited to, postage, supplies and certain costs related to the pricing of the Fund’s portfolio securities. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

PLAN OF DISTRIBUTION

The Trust has adopted a plan of distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may incur certain expenses related to the distribution of its shares. The annual limitation of payment of expenses pursuant to the Plan is 0.25% of the Fund’s average daily net assets. The Board of Trustees has not authorized the payment of any fees pursuant to the Plan until at least April 1, 2023.

TRUSTEE COMPENSATION

Each Trustee who is not an interested person of the Trust (“Independent Trustee”) receives from the Fund a fee of $1,000 for each Board meeting attended, except that the Chair of the Committee of Independent Trustees receives a fee of $1,400 for each Board meeting attended.

PRINCIPAL HOLDER OF FUND SHARES

As of May 31, 2022, the following shareholder owned of record 25% or more of the outstanding shares of the Fund:

NAME OF RECORD OWNER	% Ownership
Charles Schwab & Company, Inc. (for the benefit of its customers)	63%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

PAPP SMALL & MID-CAP GROWTH FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (December 1, 2021) and held until the end of the period (May 31, 2022).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

PAPP SMALL & MID-CAP GROWTH FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	December 1, 2021	May 31, 2022	Period *
Based on Actual Fund Return	$1,000.00	$ 820.90	$5.67
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.70	$6.29

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

PAPP SMALL & MID-CAP GROWTH FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-877-370-7277, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-877-370-7277, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-877-370-7277. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov and on the Fund’s website at www.pappmutualfunds.com.

PAPP SMALL & MID-CAP GROWTH FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

L. Roy Papp & Associates, LLP (the “Adviser”), 2201 E. Camelback Road, Suite 227B, Phoenix, Arizona 85016, serves as the investment adviser to the Papp Small & Mid-Cap Growth Fund (the “Fund”). The Adviser provides the Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio. In addition to serving as the investment adviser to the Fund, the Adviser provides investment advisory services to individuals, trusts, retirement plans, endowments, and foundations.

The Adviser is subject to the oversight of the Fund and the Fund’s board of trustees (the “Board”). The Adviser serves as investment adviser to the Fund pursuant to a written investment management agreement between the Adviser and the Fund dated May 1, 2012 (the “Advisory Agreement”). The Advisory Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders, except by reason of its own willful misfeasance, bad faith or gross negligence, or from its reckless disregard of its obligations and duties under the Advisory Agreement. The Advisory Agreement is terminable by the Fund at any time, without penalty, either by action of the Board or upon a vote of the holders of a majority of the outstanding voting securities of the Fund upon 60 days’ prior written notice to the Adviser. The Advisory Agreement is also terminable by the Adviser with 60 days’ prior written notice to the Fund, and will terminate automatically in the event of its “assignment,” as defined in the Investment Company Act of 1940 (the “1940 Act”), including in the event of a change of control or sale of the Adviser. The Advisory Agreement’s initial two-year term ended May 1, 2014, after which it may be continued from year to year thereafter only as long as such continuance is approved annually by (a) the vote of a majority of the Board, including a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”), or (b) the vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).

The Board, all Trustees present, including the Fund’s Independent Trustees voting separately, reviewed and approved the continuance of the Advisory Agreement for an additional term of one year. The Board approved the Advisory Agreement at an in-person meeting held for that purpose on April 19, 2022, at which all of the Trustees were present. In the course of their deliberations, the Independent Trustees were advised by their independent legal counsel of their obligations in determining to approve the Advisory Agreement. The Board received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Board and counsel.

In considering whether to approve the Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative, and each Trustee weighed the various factors independently as he or she deemed appropriate. The Board considered the following matters, among other things, in connection with its approval of the Advisory Agreement.

PAPP SMALL & MID-CAP GROWTH FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Nature, Extent and Quality of Services

The Board received and considered various information, which it had previously requested from the Adviser, regarding the nature, extent and quality of services provided to the Fund by the Adviser. The Board specifically reviewed the qualifications, backgrounds and responsibilities of the key personnel that oversee the investment management and day-to-day operations of the Fund, including the support resources available for investment research. The Board noted that Ms. Papp, Mr. Riordan, and Mr. Smith are responsible for the day-to-day management of the Fund. The Board noted that the Adviser had previously served as the investment adviser and investment sub-adviser to other open-end registered investment companies with substantially similar investment objectives and strategies. The Board considered that the Adviser has a staff of skilled investment professionals who provide research, trading and compliance support services to the Fund and determined that the Adviser possesses adequate resources to manage the Fund. The Board also considered the Adviser’s compliance program and noted the resources it has dedicated towards compliance. The Board also considered the overall investment management capabilities of the Adviser and its ongoing financial commitment to the Fund. The Board considered the Adviser’s responsibilities with regards to brokerage selection and best execution and noted that the Adviser does not enter into any “soft dollar” arrangements.

Investment Performance of the Fund

The Fund’s returns were compared to the returns of the Index, comparable private accounts managed by the Adviser, and other domestic equity funds of comparable size with similar investment styles. In reviewing the comparative performance, the Board considered that the Fund’s average annual total return compared to the performance of the “Mid Cap Growth Funds Under $50 Million” and “Mid Cap Growth Funds” categories as derived from Morningstar, Inc. The Trustees noted that as compared to the “Mid Cap Growth Funds Under $50 Million” category, the Fund’s performance exceeded the peer group performance average and median for the one-year period ended February 28, 2022. The Trustees further noted that the Fund’s performance trailed the peer group average and median for the three-year and five-year periods ended February 28, 2022. And the Trustees further noted that the Fund’s performance exceeded the median performance of the peer group and trailed the average performance of the peer group for the 10-year period ended February 28, 2022.

The Board also considered the Fund’s average annual total return compared to the return of the Index for the one-year, five-year, ten-year, and since inception (March 8, 2010) periods ended March 31, 2022. The Trustees noted that the Fund’s performance trailed the Index for the one-year, 10-year, and since inception periods ended March 31, 2022, and exceeded the Index for the five-year period ended March 31, 2022. The Board

PAPP SMALL & MID-CAP GROWTH FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

noted the consistency of the Adviser’s management of the Fund in accordance with the Fund’s investment objective and policies and considered that the Adviser believes the Fund’s performance to be consistent with its strategy. The Board further noted that the Adviser has been managing the Fund, predecessor funds and private accounts using this same investment philosophy for more than 20 years and that the Adviser’s investment process and long-term performance record over a full market cycle were important factors in the Board’s evaluation of the quality of services to be provided by the Adviser under the Advisory Agreement.

Expenses

The Board considered statistical information regarding the Fund’s expense ratio and its various components, including the contractual advisory fee and fee reductions and/or expense reimbursements. It also considered a comparison of these fees and expenses to the expense information for other domestic equity funds of similar size with similar investment styles. The Fund’s overall expense ratio, after contractual fee reductions, was compared to funds within its relevant Morningstar peer group, “Mid Cap Growth Funds Under $50 Million.” The Board noted that the overall expense ratio of the Fund, after fee reductions, was higher than the average and median expense ratios as compared to the funds in the “Mid Cap Growth Funds Under $50 Million” category, as derived from Morningstar, Inc. The Board also observed that the expense cap arrangement agreed to by the Adviser will be maintained until at least April 1, 2023.

Investment Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services. Additionally, the Board received and considered information comparing the Fund’s advisory fee rate with those of the other funds in its relevant Morningstar peer group, as defined above, and private accounts managed by the Adviser with a comparable investment strategy. The Board noted that the advisory fee rate for the Fund was higher than the median and average rates as compared to the funds in the “Mid Cap Growth Funds Under $50 Million” category, as derived from Morningstar, Inc. The Board then discussed the differences in the Fund’s advisory fee rate and the advisory fee rate charged to private accounts managed by the Adviser with a comparable investment strategy. The Adviser discussed the reasons for lower fees for the private accounts in some instances, noting that the applicable accounts have lower operational and compliance costs relative to the Fund.

The Board reviewed the Adviser’s financial statements and discussed its financial condition. The Board noted that the Adviser is operating at a loss in providing services to the Fund because of the fee reductions and expense reimbursements it has incurred

PAPP SMALL & MID-CAP GROWTH FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

since the Fund’s inception. The Board discussed the level of Fund assets necessary for the Adviser to break even, the projected profits of the Adviser and the other ancillary benefits that the Adviser may receive with regard to providing advisory services to the Fund. The Board further considered the Adviser’s commitment to grow the Fund’s assets and the Adviser’s representation that it has adequate financial reserves to cover its anticipated losses from providing advisory services to the Fund for several years.

Economies of Scale

The Board noted that the investment advisory fee schedule for the Fund does not contain breakpoints, but further noted that shareholders have benefited from the lower expense ratios that resulted from the fee reductions and expense reimbursements. The Board noted that the Fund’s assets have grown, but not to an extent that permits it to realize any meaningful economies of scale. The Board observed that as the Fund grows further in assets, this factor will become more relevant to its consideration process.

Conclusion

The Board determined that the overall arrangement between the Fund and the Adviser, as provided in the Advisory Agreement, was fair and reasonable and that approval of the continuance of the Advisory Agreement was in the best interest of the Fund and its shareholders.

Privacy Notice

FACTS	WHAT DOES PAPP INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

   ■      Social Security number

   ■      account balances and account transactions

   ■      account transactions, transaction or loss history and purchase history

   ■      checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Papp Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information		Does the Papp Investment share?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus		Yes
For our marketing purposes – to offer our products and services to you		No
For joint marketing with other financial companies		No
For our affiliates’ everyday business purposes – information about your transactions and experiences		No
For our affiliates’ everyday business purposes – information about your creditworthiness		No
For nonaffiliates to market to you		No

Questions?	Call 1-877-370-7277.

Who we are
Who is providing this notice?	Papp Investment Trust Ultimus Fund Distributors, LLC
What we do
How does Papp Investment Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Papp Investment Trust collect my personal information?

We collect your personal information, for example, when you

   ■      open an account or deposit money

   ■      buy securities from us or sell securities to us

   ■      make deposits or withdrawals from your account provide account information

   ■      give us your account information

   ■      make a wire transfer

   ■      tell us who receives the money

   ■      tell us where to send the money

   ■      show your government-issued ID

   ■      show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

   ■      sharing for affiliates’ everyday business purposes – information about your creditworthiness

   ■      affiliates from using your information to market to you

   ■      sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ L. Roy Papp & Associates, LLP could be deemed to be an affiliate.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies

   ■      Papp Investment Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

   ■      Papp Investment Trust doesn’t jointly market financial products or services to you.

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PAPP-SAR-22

(b)	Not applicable

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]
(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Papp Investment Trust

By (Signature and Title)*		/s/ Harry A. Papp
Harry A. Papp, President

Date	July 27, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Harry A. Papp
Harry A. Papp, President

Date	July 27, 2022

By (Signature and Title)*		/s/ Angela A. Simmons
Angela A. Simmons, Treasurer and Principal Financial Officer

Date	July 27, 2022

* Print the name and title of each signing officer under his or her signature.